Fourth Quarter & Full Year 2025 Earnings Review February 19, 2026 ™

Disclosures 2 Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including, among others, statements regarding our goals, plans and projections with respect to our operations, financial position and business strategy, including those related to our acquisition of Bridge IT, Inc. ("Brigit") on January 31, 2025. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "could," "estimate," "predict," "continue," “maintain,” "should," "anticipate," "believe," or “confident,” or the negative thereof or variations thereon or similar terminology. Such forward-looking statements are based on particular assumptions that our management has made in light of its experience and its perception of expected future developments and other factors that it believes are appropriate under the circumstances, and are subject to various risks and uncertainties. Factors that could cause or contribute to material and adverse differences between actual and anticipated results include, but are not limited to, (1) the possibility that costs, difficulties or disruptions related to the integration of Brigit operations into our other operations will be greater than expected; (2) the possibility that the anticipated benefits from the Brigit acquisition may not be fully realized or may take longer to realize than expected; (3) our ability to (i) effectively adjust to changes in the composition of our offerings and product mix as a result of acquiring Brigit and continue to maintain the quality of existing offerings and (ii) successfully introduce other new product or service offerings on a timely and cost-effective basis; (4) changes in our future cash requirements as a result of the Brigit acquisition, whether caused by unanticipated increases in capital expenditures or working capital needs, unanticipated liabilities or otherwise; (5) our ability to retain the talent and dedication of key employees of Brigit; (6) the general strength of the economy and other economic conditions affecting consumer preferences, spending and payment behaviors, including the availability of credit to the Company's target consumers and to other consumers, impacts from continued or renewed inflation, central bank monetary policy initiatives to address inflation concerns and a possible recession or slowdown in economic growth, (7) the impacts of legal, regulatory and enforcement matters affecting our industries or Company; and (8) the other risks detailed from time to time in the reports filed by us with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, as well as subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this communication. Except as required by law, we are not obligated to, and do not undertake to, publicly release any revisions to these forward-looking statements to reflect any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Use of Non-GAAP Financial Measures This communication contains certain financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (GAAP), including (1) Non-GAAP diluted earnings per share (net earnings or loss, as adjusted for special items (as defined below), net of taxes, divided by the number of shares of our common stock on a fully diluted basis), (2) Adjusted EBITDA (net earnings before interest, taxes, stock-based compensation, depreciation and amortization, as adjusted for special items) on a consolidated and segment basis, (3) Adjusted EBITDA margin (Adjusted EBITDA divided by total revenue) on a consolidated and segment basis, (4) Net debt (outstanding debt less cash and cash equivalents), and (5) Net leverage ratio (outstanding debt less cash and cash equivalents divided by trailing twelve months Adjusted EBITDA). “Special items” refers to certain gains and charges we view as extraordinary, unusual or non-recurring in nature or which we believe do not reflect our core business activities. Special items are reported as Other Gains and Charges in our Consolidated Statements of Operations. For the periods presented herein, these special items are described in the quantitative reconciliation tables included in the appendix of this presentation. Because of the inherent uncertainty related to these special items, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measures or reconciliation to any forecasted GAAP measure without unreasonable effort. These non-GAAP measures are additional tools intended to assist our management in comparing our performance on a more consistent basis for purposes of business decision-making by removing the impact of certain items management believes do not directly reflect our core operations. These measures are intended to assist management in evaluating operating performance and liquidity, comparing performance and liquidity across periods, planning and forecasting future business operations, helping determine levels of operating and capital investments and identifying and assessing additional trends potentially impacting our Company that may not be shown solely by comparisons of GAAP measures. Consolidated Adjusted EBITDA is also used as part of our incentive compensation program for our executive officers and others. We believe these non-GAAP financial measures also provide supplemental information that is useful to investors, analysts and other external users of our consolidated financial statements in understanding our financial results and evaluating our performance and liquidity from period to period. However, non-GAAP financial measures have inherent limitations and are not substitutes for, or superior to, GAAP financial measures, and they should be read together with our consolidated financial statements prepared in accordance with GAAP. Further, because non-GAAP financial measures are not standardized, it may not be possible to compare such measures to the non-GAAP financial measures presented by other companies, even if they have the same or similar names. Note that all sources in this presentation are from Company reports and Company estimates unless otherwise noted.

Empowering underserved consumers with seamless, holistic financial tools to improve their financial lives. Our Mission Elevating Financial Opportunity for All

Upbound: A Growing, Digital-First Platform Delivered virtually with increasing scale Acima and Brigit's digital models expand access to more consumers through over 35k retailer locations, growing DTC marketplace, and top- rated fintech platform Paired with prudent risk management Disciplined, tactical approach to underwriting and risk management enables responsible growth Complementary financial solutions Focus on innovative solutions dedicated to underserved consumers, providing them with access and choice across their financial journey Provides foundation for earnings growth Top-line growth paired with focus on efficiency drives opportunities for robust earnings growth 4 Upbound is a technology and data-driven leader in innovative financial solutions for millions of underserved customers that provides industry-leading lease- to-own platforms and a subscription-based financial wellness app through its operating segments: Acima, Brigit, and Rent-A-Center

$1.25 GAAP Diluted EPS -$0.96 y/y $73.2 million Net Income -$50.3 million y/y $4.13 Non-GAAP Diluted EPS1 +$0.30 y/y $508.8 million Adjusted EBITDA1 +7.5% y/y 2025 Consolidated Financial Highlights $4.7 billion Consolidated Revenue +8.7% y/y $305.6 million Net Cash Provided by Operating Activities +$200.9 million y/y 1 Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation. 5

Revenue ($M) Net Income ($M) Non-GAAP Diluted EPS1 Adjusted EBITDA1 ($M) 1 Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation. 6 Annual Consolidated Financial Trends

Revenue ($M) Net Income ($M) Non-GAAP Diluted EPS1 Adjusted EBITDA1 ($M) 1 Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation. 7 Quarterly Consolidated Financial Highlights

• Virtual lease-to-own platform • Digital model expands access to more consumers through 35k+ retailer locations and expanding direct-to-consumer marketplace • Nine consecutive quarters of GMV growth • Acquired by Upbound in Q1 2025 • Industry-leading financial wellness tools that utilize AI-powered cash flow data insights • Subscription offering provides access to innovative product offerings, including EWA/cash advance, credit building, budgeting and financial literacy tools • Durable, resilient rent-to-own business model proven through 50+ year operating history • Over 2,200 stores in the U.S. and Mexico • Strong cash flow generation, enabling Upbound to fund growth opportunities across segments Three Interlocking Engines: Virtual LTO, Subscription FinTech, Cash-Generative Rent-to-Own Upbound Segments at a Glance 8Three core brands addressing the needs of underserved consumers across their financial journey

Acima Quarterly Highlights 9 1 The Company defines Gross Merchandise Volume (GMV) as the retail value in U.S. dollars of merchandise acquired by the Acima segment that is leased to customers through a transaction that occurs within a defined period, net of estimated cancellations as of the measurement date. 2 Lease Charge-Offs (LCOs): Represents charge-offs of the net book value of unrecoverable on-rent merchandise with lease-to-own customers who are past due. This is typically expressed as a percentage of revenues for the applicable period. 3 Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation. Revenue ($M) Lease Charge-Off2 Rate Adjusted EBITDA3 ($M) GMV1 ($M) Rental Revenue by Product Category

Brigit Quarterly Highlights 10 Revenue1 ($M) Net Advance Loss Rate1,3 ARPU1,4 Paying Users2 (000s) 1 Q1 figures begin on January 31, 2025. Upbound acquired Brigit on January 31, 2025. 2 Brigit Paying Users: Represents Brigit customers who have an active Plus or Premium account, not delinquent (not 45 days past due) on a cash advance, and made at least 1 of the last 2 subscription payments. 3 Net Advance Loss: Represents charge-offs of customer cash advances that are 45+ days past due as a percentage of total cash advances originated in the period. 4 ARPU: Average monthly revenue per Brigit Paying User, where Brigit Paying User is defined as in footnote 2 above. Revenue by Source

Rent-A-Center Quarterly Highlights 11 Revenue ($M) Lease Charge-Off3 Rate Adjusted EBITDA2 ($M) Portfolio Value1 Per Store Average ($000s) 1 Lease Portfolio Value: Represents the aggregate dollar value of the expected monthly rental income associated with current active lease agreements from our Company-owned Rent-A-Center lease-to-own stores and e-commerce platform at the end of any given period. 2 Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation. 3 For the Rent-A-Center segment, LCOs exclude Get-It-Now, Home Choice, and Franchise-owned Rent-A-Center locations. Rental Revenue by Product Category

Net Cash Provided by Operating Activities ($M) Net Leverage Ratio1 Net Debt2 ($B) Annual Dividend Paid Per Share 12 Year-End Financial Position & Capital Allocation 1 Net leverage ratio is defined as outstanding debt less cash and cash equivalents divided by trailing twelve months Adjusted EBITDA, which is a Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation. 2 Net debt is defined as outstanding debt less cash and cash equivalents. Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation.

Full Year 2026 Guidance 13 1. Consolidated includes Acima, Brigit, Rent-A-Center, Mexico, and Corporate Segments. 2. Non-GAAP financial measure. See descriptions elsewhere in this presentation. Consolidated Guidance1 Full Year 2026 First Quarter 2026 Revenues ($B) $4.70 - $4.95 $1.16 - $1.26 Adj. EBITDA Excluding SBC ($M)2 $500 - $535 $120 - $130 Non-GAAP Diluted Earnings Per Share2 $4.00 - $4.35 $1.05 - $1.15

Appendix

Reconciliation of Net Earnings to Net Earnings Excluding Special Items and Non-GAAP Diluted Earnings Per Share

upbound

(in thousands)	Three Months Ended December 31, 2025					
	Gross Profit	Operating Profit	Earnings Before Income Tax	Tax Expense	Net Earnings	Diluted Earnings per Share
GAAP Results	$ 586,679	$ 57,245	$ 29,861	$ 10,118	$ 19,743	$ 0.34
Plus: Special Items[1]						
Legal matters[2]	—	20,666	20,666	4,930	15,736	0.26
Acima acquired assets depreciation and amortization[3]	—	14,900	14,900	3,554	11,346	0.19
Brigit acquired assets depreciation and amortization[4]	—	6,216	6,216	1,483	4,733	0.08
Brigit equity consideration vesting[5]	—	4,432	4,432	—	4,432	0.08
Brigit replacement awards and other compensation[6]	—	3,746	3,746	673	3,073	0.05
Asset impairment[7]	—	1,174	1,174	280	894	0.02
Brigit transaction costs	—	25	25	6	19	—
Other	—	(1,068)	(1,068)	(255)	(813)	(0.01)
Non-GAAP Adjusted Results	$ 586,679	$ 107,336	$ 79,952	$ 20,789	$ 59,163	$ 1.01

[1] Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 4 of our earnings release.

[2] Includes expenses of $19.7 million related to estimated legal accruals and $0.9 million in litigation and defense expenses primarily related to our Multi-State Attorneys' General regulatory investigation, a recently settled patent infringement lawsuit, and our current regulatory lawsuit with the New York Attorney General.

[3] Includes amortization expense of approximately $10.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million related to the fair value of acquired software assets.

[4] Includes amortization expense of approximately $3.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $2.3 million related to the fair value of acquired software assets.

[5] Represents stock compensation expense related to common stock issued to Brigit employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.

[6] Includes amortization expense for Brigit replacement awards and other compensation related to the Brigit acquisition.

[7] Primarily includes lease impairment related to the closure of certain refranchised stores.

15

Reconciliation of Net Earnings to Net Earnings Excluding Special Items and Non-GAAP Diluted Earnings Per Share

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	Three Months Ended December 31, 2024					
(in thousands)	Gross Profit	Operating Profit	Earnings Before Income Tax	Tax Expense	Net Earnings	Diluted Earnings per Share
GAAP Results	$ 508,238	$ 79,155	$ 54,379	$ 23,397	$ 30,982	$ 0.55
Plus: Special Items[1]						
Acima acquired assets depreciation and amortization[2]	—	14,899	14,899	3,407	11,492	0.21
Legal matters[3]	—	4,026	4,026	921	3,105	0.06
Transaction fees[4]	—	3,656	3,656	836	2,820	0.05
Accelerated stock compensation[5]	—	1,652	1,652	378	1,274	0.02
Asset impairments	—	(16)	(16)	(4)	(12)	—
Other[6]	—	497	497	114	383	—
Discrete income tax items	—	—	—	(8,978)	8,978	0.16
Non-GAAP Adjusted Results	$ 508,238	$ 103,869	$ 79,093	$ 20,071	$ 59,022	$ 1.05

[1] Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 4 of our earnings release.

[2] Includes amortization expense of approximately $11.0 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million related to the fair value of acquired software assets.

[3] Includes expenses of $2.5 million related to estimated legal accruals and $1.6 million in litigation and defense expenses for a regulatory lawsuit with the Consumer Financial Protection Bureau (which was previously dismissed with prejudice) and our current regulatory lawsuit with the New York Attorney General, as well as the Multi-State Attorneys' General regulatory investigation.

[4] Represents transaction fees related to the Brigit acquisition.

[5] Represents accelerated stock compensation expense related to our letter agreement with the Company's former Chief Executive Officer.

[6] Primarily includes shutdown and holding expenses related to store closures.

16

Reconciliation of Net Earnings to Net Earnings Excluding Special Items and Non-GAAP Diluted Earnings Per Share

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	Year Ended December 31, 2025					
(in thousands)	Gross Profit	Operating Profit	Earnings Before Income Tax	Tax Expense	Net Earnings	Diluted Earnings per Share
GAAP Results	$ 2,271,709	$ 223,347	$ 108,091	$ 34,849	$ 73,242	$ 1.25
Plus: Debt refinancing charges	—	—	4,894	1,255	3,639	0.06
Plus: Special Items[1]						
Legal matters[2]	—	76,439	76,439	19,606	56,833	0.98
Acima acquired assets depreciation and amortization[3]	—	59,600	59,600	15,286	44,314	0.76
Brigit acquired assets depreciation and amortization[4]		22,792	22,792	5,846	16,946	0.29
Brigit equity consideration vesting[5]	—	19,997	19,997	—	19,997	0.34
Brigit replacement awards and other compensation[6]	—	14,313	14,313	2,424	11,889	0.20
Asset impairments[7]	—	12,963	12,963	3,325	9,638	0.16
Brigit transaction costs	—	6,685	6,685	758	5,927	0.10
Accelerated stock compensation[8]	—	1,599	1,599	410	1,189	0.02
Other[9]		(2,167)	(2,167)	(556)	(1,611)	(0.03)
Non-GAAP Adjusted Results	$ 2,271,709	$ 435,568	$ 325,206	$ 83,203	$ 242,003	$ 4.13

[1] Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 4 of our earnings release.

[2] Includes expenses of $70.3 million related to estimated legal accruals and $6.1 million in litigation and defense expenses for a regulatory lawsuit with the Consumer Financial Protection Bureau (which was previously dismissed with prejudice) and our current regulatory lawsuit with the New York Attorney General, as well as the Multi-State Attorneys' General regulatory investigation and a recently settled patent infringement lawsuit.

[3] Includes amortization of approximately $43.7 million related to the total fair value of acquired intangible assets and incremental depreciation of approximately $15.9 million.

[4] Includes amortization expense of approximately $14.3 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $8.5 million related to the fair value of acquired software assets.

[5] Represents stock compensation expense related to common stock issued to Brigit employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.

[6] Includes amortization expense for Brigit replacement awards and other compensation related to the Brigit acquisition.

[7] Includes lease impairments of approximately $12.4 million and fixed assets impairments of approximately $0.6 million.

[8] Represents accelerated stock compensation expense related to our letter agreement with the Company's former Chief Executive Officer.

[9] Primarily includes interest income on tax refunds for prior years received in 2025 and shutdown and holding costs related to store closures and severance.

17

Reconciliation of Net Earnings to Net Earnings Excluding Special Items and Non-GAAP Diluted Earnings Per Share

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	Year Ended December 31, 2024					
(in thousands)	Gross Profit	Operating Profit	Earnings Before Income Tax	Tax Expense	Net Earnings	Diluted Earnings per Share
GAAP Results	$ 2,080,351	$ 291,631	$ 177,541	$ 54,063	$ 123,478	$ 2.21
Plus: Debt refinancing charges	—	—	6,604	1,883	4,721	0.08
Plus: Special Items[1]						
Acima acquired assets depreciation and amortization[2]	—	61,347	61,347	15,656	45,691	0.82
Legal matters[3]	—	15,764	15,764	3,532	12,232	0.22
Accelerated software depreciation[4]	—	6,145	6,145	1,752	4,393	0.08
Asset impairments[5]	—	5,944	5,944	1,700	4,244	0.08
Accelerated stock compensation[6]	—	5,073	5,073	1,241	3,832	0.06
Acima equity consideration vesting[7]	—	4,893	4,893	(1,028)	5,921	0.11
Transaction fees[8]	—	3,656	3,656	836	2,820	0.05
Other[9]	—	1,758	1,758	435	1,323	0.02
Discrete income tax items	—	—	—	(5,521)	5,521	0.10
Non-GAAP Adjusted Results	$ 2,080,351	$ 396,211	$ 288,725	$ 74,549	$ 214,176	$ 3.83

[1] Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 4 of our earnings release.

[2] Includes amortization of approximately $45.5 million related to the total fair value of acquired intangible assets and incremental depreciation of approximately $15.9 million.

[3] Includes expenses of $10.7 million related to estimated legal accruals and $5.1 million in litigation and defense expenses for a regulatory lawsuit with the Consumer Financial Protection Bureau (which was previously dismissed with prejudice) and our current regulatory lawsuit with the New York Attorney General, as well as the Multi-State Attorneys' General regulatory investigation.

[4] Represents incremental depreciation expense related to the acceleration of the remaining useful life of the point-of-sale system previously used by our Rent-A-Center lease-to-own stores, due to the transition to a new internally developed point-of-sale system that was deployed in the third quarter of 2024.

[5] Includes lease impairments of approximately $5.3 million and fixed assets impairments of approximately $0.6 million.

[6] Represents accelerated stock compensation expense related to our letter agreement with the Company's former Chief Executive Officer.

[7] Represents stock compensation expense related to common stock issued to Acima Holdings employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.

[8] Represents transaction fees related to the Brigit acquisition.

[9] Primarily includes shutdown and holding expenses related to store closures.

18

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment)

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(in thousands)	Three Months Ended December 31, 2025					
	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Net earnings (loss)	$ 75,573	$ 63,685	$ 6,786	$ 977	$ (127,278)	$ 19,743
Plus: Interest expense, net	—	—	—	—	27,384	27,384
Plus: Income tax expense	—	—	—	—	10,118	10,118
Operating profit (loss)	75,573	63,685	6,786	977	(89,776)	57,245
Plus: Depreciation and amortization	363	5,416	26	581	7,438	13,824
Plus: Stock-based compensation	—	—	—	—	4,739	4,739
Plus: Special Items[(1)]						
Legal matters[(2)]	—	—	—	—	20,666	20,666
Acima acquired assets depreciation and amortization[(3)]	10,929	—	—	—	3,971	14,900
Brigit acquired assets depreciation and amortization[(4)]	—	—	3,891	—	2,325	6,216
Brigit equity consideration vesting[(5)]	—	—	—	—	4,432	4,432
Brigit replacement awards and other compensation[(6)]	—	—	383	—	3,363	3,746
Asset impairment[(7)]	—	1,174	—	—	—	1,174
Brigit transaction costs	—	—	—	—	25	25
Other	—	(1,068)	—	—	—	(1,068)
Adjusted EBITDA	$ 86,865	$ 69,207	$ 11,086	$ 1,558	$ (42,817)	$ 125,899

(1) Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 4 of our earnings release.

(2) Includes expenses of $19.7 million related to estimated legal accruals and $0.9 million in litigation and defense expenses primarily related to our Multi-State Attorneys' General regulatory investigation, a recently settled patent infringement lawsuit, and our current regulatory lawsuit with the New York Attorney General.

(3) Includes amortization expense of approximately $10.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million related to the fair value of acquired software assets.

(4) Includes amortization expense of approximately $3.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $2.3 million related to the fair value of acquired software assets.

(5) Represents stock compensation expense related to common stock issued to Brigit employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.

(6) Includes amortization expense for Brigit replacement awards and other compensation related to the Brigit acquisition.

(7) Primarily includes lease impairment related to the closure of certain refranchised stores.

19

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment)

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(in thousands)	Three Months Ended September 30, 2025					
	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Net earnings (loss)	$ 63,687	$ 56,420	$ 4,569	$ 1,314	$ (112,769)	$ 13,221
Plus: Interest expense, net	—	—	—	—	27,989	27,989
Plus: Income tax expense	—	—	—	—	6,649	6,649
Plus: Debt financing charges	—	—	—	—	4,894	4,894
Operating profit (loss)	63,687	56,420	4,569	1,314	(73,237)	52,753
Plus: Depreciation and amortization	386	5,223	20	549	6,722	12,900
Plus: Stock-based compensation	—	—	—	—	4,537	4,537
Plus: Special Items[(1)]						
Acima acquired assets depreciation and amortization[(2)]	10,929	—	—	—	3,971	14,900
Legal matters[(3)]	—	—	—	—	12,612	12,612
Asset impairments[(4)]	—	11,583	—	—	—	11,583
Brigit acquired assets depreciation and amortization[(5)]	—	—	3,891	—	2,325	6,216
Brigit equity consideration[(6)]	—	—	—	—	5,101	5,101
Brigit replacement awards and other compensation[(7)]	—	—	800	—	3,695	4,495
Brigit transaction costs	—	—	—	—	551	551
Other[(8)]	—	1,483	—	—	(3,570)	(2,087)
Adjusted EBITDA	$ 75,002	$ 74,709	$ 9,280	$ 1,863	$ (37,293)	$ 123,561

(1) Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 4 of our earnings release.
(2) Includes amortization expense of approximately $10.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million related to the fair value of acquired software assets.
(3) Includes expenses of $8.9 million related to estimated legal accruals and $3.8 million in litigation and defense expenses primarily related to our Multi-State Attorneys' General regulatory investigation, a recently settled patent infringement lawsuit, and our current regulatory lawsuit with the New York Attorney General.
(4) Primarily includes lease impairment related to the closure of certain refranchised stores.
(5) Includes amortization expense of approximately $3.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $2.3 million related to the fair value of acquired software assets.
(6) Represents stock compensation expense related to common stock issued to Brigit employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.
(7) Includes amortization expense for Brigit replacement awards and other compensation related to the Brigit acquisition.
(8) Primarily includes interest income on tax refunds for prior years received in 2025 and shutdown and holding costs related to store closures and severance.

20

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment)

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	Three Months Ended June 30, 2025					
(in thousands)	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Net earnings (loss)	$ 82,003	$ 63,001	$ 10,472	$ 1,936	$ (141,927)	$ 15,485
Plus: Interest expense, net	—	—	—	—	27,885	27,885
Plus: Income tax expense	—	—	—	—	7,364	7,364
Operating profit (loss)	82,003	63,001	10,472	1,936	(106,678)	50,734
Plus: Depreciation and amortization	353	5,238	18	484	6,890	12,983
Plus: Stock-based compensation	—	—	—	—	4,021	4,021
Plus: Special Items[1]						
Legal matters[2]	—	—	—	—	32,516	32,516
Acima acquired assets depreciation and amortization[3]	10,929	—	—	—	3,971	14,900
Brigit equity consideration vesting[4]	—	—	—	—	6,405	6,405
Brigit acquired assets depreciation and amortization[5]	—	—	3,891	—	2,325	6,216
Brigit replacement awards and other compensation[6]	—	—	—	—	4,977	4,977
Asset impairments	—	—	—	—	206	206
Brigit costs	—	—	—	—	(109)	(109)
Other	—	157	—	—	194	351
Adjusted EBITDA	$ 93,285	$ 68,396	$ 14,381	$ 2,420	$ (45,282)	$ 133,200

[1] Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 3 of our earnings release for the three months ended June 30, 2025.

[2] Includes expenses of $31.7 million related to estimated legal accruals and $0.8 million in litigation and defense expenses primarily related to our current regulatory lawsuit with the New York Attorney General, as well as the Multi-Sate Attorneys' General regulatory investigation and the previously disclosed McBurnie class action, which class action we agreed to settle in 2025.

[3] Includes amortization expense of approximately $11.0 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $3.9 million related to the fair value of acquired software assets.

[4] Represents stock compensation expense related to common stock issued to Brigit employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.

[5] Includes amortization expense of approximately $3.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $2.3 million related to the fair value of acquired software assets.

[6] Includes amortization expense for Brigit replacement awards and other compensation related to the Brigit acquisition.

21

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment)

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(in thousands)	Three Months Ended March 31, 2025					
	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Net earnings (loss)	$ 73,708	$ 66,415	$ 8,829	$ 1,223	$ (125,382)	$ 24,793
Plus: Interest expense, net	—	—	—	—	27,104	27,104
Plus: Income tax expense	—	—	—	—	10,718	10,718
Operating profit (loss)	73,708	66,415	8,829	1,223	(87,560)	62,615
Plus: Depreciation and amortization	354	5,427	11	437	6,023	12,252
Plus: Stock-based compensation	—	—	—	—	7,968	7,968
Plus: Special Items[1]						
Acima acquired assets depreciation and amortization[2]	10,929	—	—	—	3,971	14,900
Legal matters[3]	—	—	—	—	10,645	10,645
Brigit transaction costs	—	—	—	—	6,218	6,218
Brigit acquired assets depreciation and amortization[4]	—	—	2,594	—	1,550	4,144
Brigit equity consideration vesting[5]	—	—	—	—	4,059	4,059
Accelerated stock compensation[6]	—	—	—	—	1,599	1,599
Brigit replacement awards and other compensation[7]	—	—	—	—	1,095	1,095
Other	—	224	—	—	413	637
Adjusted EBITDA	$ 84,991	$ 72,066	$ 11,434	$ 1,660	$ (44,019)	$ 126,132

(1) Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 3 of our earnings release for the three months ended March 31, 2025.

(2) Includes amortization expense of approximately $10.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million related to the fair value of acquired software assets.

(3) Includes expenses of $10.0 million related to estimated legal accruals and $0.6 million in litigation and defense expenses primarily related to regulatory lawsuits with the Consumer Financial Protection Bureau (which was previously dismissed with prejudice) and our current regulatory lawsuit with the New York Attorney General, as well as the Multi-State Attorneys' General regulatory investigation.

(4) Includes amortization expense of approximately $2.6 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $1.6 million related to the fair value of acquired software assets.

(5) Represents stock compensation expense related to common stock issued to Brigit employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.

(6) Represents accelerated stock compensation expense related to our letter agreement with the Company's former Chief Executive Officer.

(7) Includes amortization expense for Brigit replacement awards and other compensation related to the Brigit acquistion.

22

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment)

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(in thousands)	Three Months Ended December 31, 2024				
	Acima	Rent-A-Center	Mexico	Corporate	Consolidated
Net earnings (loss)	$ 69,653	$ 74,193	$ 667	$ (113,531)	$ 30,982
Plus: Interest expense, net	—	—	—	24,776	24,776
Plus: Income tax expense	—	—	—	23,397	23,397
Operating profit (loss)	69,653	74,193	667	(65,358)	79,155
Plus: Depreciation and amortization	352	5,423	427	5,823	12,025
Plus: Stock-based compensation	—	—	—	6,859	6,859
Plus: Special Items[1]					
Acima acquired assets depreciation and amortization[2]	10,927	—	—	3,972	14,899
Legal matters[3]	—	—	—	4,026	4,026
Transaction fees[4]	—	—	—	3,656	3,656
Accelerated stock compensation[5]	—	—	—	1,652	1,652
Asset impairments	—	(16)	—	—	(16)
Other[6]	—	360	—	137	497
Adjusted EBITDA	$ 80,932	$ 79,960	$ 1,094	$ (39,233)	$ 122,753

[1] Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 4 of our earnings release.
[2] Includes amortization expense of approximately $11.0 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million related to the fair value of acquired software assets.
[3] Includes expenses of $2.5 million related to estimated legal accruals and $1.6 million in litigation and defense expenses for a regulatory lawsuit with the Consumer Financial Protection Bureau (which was previously dismissed with prejudice) and our current regulatory lawsuit with the New York Attorney General, as well as the Multi-State Attorneys' General regulatory investigation.
[4] Represents transaction fees related to the Brigit acquisition.
[5] Represents accelerated stock compensation expense related to our letter agreement with the Company's former Chief Executive Officer.
[6] Primarily includes shutdown and holding expenses related to store closures.

23

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment)

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(in thousands)	Year Ended December 31, 2025					
	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Net earnings (loss)	$ 294,971	$ 249,521	$ 30,656	$ 5,450	$ (507,356)	$ 73,242
Plus: Interest expense, net	—	—	—	—	110,362	110,362
Plus: Income tax expense	—	—	—	—	34,849	34,849
Plus: Debt refinancing charges	—	—	—	—	4,894	4,894
Operating profit (loss)	294,971	249,521	30,656	5,450	(357,251)	223,347
Plus: Amortization, Depreciation	1,456	21,304	75	2,051	27,073	51,959
Plus: Stock-based compensation					21,265	21,265
Plus: Special Items[1]						
Legal matters[2]	—	—	—	—	76,439	76,439
Acima acquired assets depreciation and amortization[3]	43,714	—	—	—	15,886	59,600
Brigit acquired assets depreciation and amortization[4]	—	—	14,267	—	8,525	22,792
Brigit equity consideration vesting[5]	—	—	—	—	19,997	19,997
Brigit replacement awards and other compensation[6]	—	—	1,183	—	13,130	14,313
Asset impairments[7]	—	12,757	—	—	206	12,963
Brigit transaction costs	—	—	—	—	6,685	6,685
Accelerated stock compensation[8]	—	—	—	—	1,599	1,599
Other[9]	—	797	—	—	(2,964)	(2,167)
Adjusted EBITDA	$ 340,141	$ 284,379	$ 46,181	$ 7,501	$ (169,410)	$ 508,792

[1] Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 4 of our earnings release.

[2] Includes expenses of $70.3 million related to estimated legal accruals and $6.1 million in litigation and defense expenses for a regulatory lawsuit with the Consumer Financial Protection Bureau (which was previously dismissed with prejudice) and our current regulatory lawsuit with the New York Attorney General, as well as the Multi-State Attorneys' General regulatory investigation and a recently settled patent infringement lawsuit.

[3] Includes amortization of approximately $43.7 million related to the total fair value of acquired intangible assets and incremental depreciation of approximately $15.9 million.

[4] Includes amortization expense of approximately $14.3 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $8.5 million related to the fair value of acquired software assets.

[5] Represents stock compensation expense related to common stock issued to Brigit employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.

[6] Includes amortization expense for Brigit replacement awards and other compensation related to the Brigit acquisition.

[7] Includes lease impairments of approximately $12.4 million and fixed assets impairments of approximately $0.6 million.

[8] Represents accelerated stock compensation expense related to our letter agreement with the Company's former Chief Executive Officer.

[9] Primarily includes interest income on tax refunds for prior years received in 2025 and shutdown and holding costs related to store closures and severance.

24

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment)

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(in thousands)	Year Ended December 31, 2024				
	Acima	Rent-A-Center	Mexico	Corporate	Consolidated
Net earnings (loss)	$ 255,549	$ 297,160	$ 4,806	$ (434,037)	$ 123,478
Plus: Interest expense, net	—	—	—	107,486	107,486
Plus: Income tax expense	—	—	—	54,063	54,063
Plus: Debt refinancing	—	—	—	6,604	6,604
Operating profit (loss)	255,549	297,160	4,806	(265,884)	291,631
Plus: Amortization, Depreciation	1,376	20,508	1,566	27,436	50,886
Plus: Stock-based compensation	—	—	—	26,108	26,108
Plus: Special Items[1]					
Acima acquired assets depreciation and amortization[2]	45,460	—	—	15,887	61,347
Legal matters[3]	—	—	—	15,764	15,764
Accelerated software depreciation[4]	—	—	—	6,145	6,145
Asset Impairment[5]	—	5,944	—	—	5,944
Accelerated stock compensation[6]	—	—	—	5,073	5,073
Acima equity consideration vesting[7]	—	—	—	4,893	4,893
Transaction fees[8]	—	—	—	3,656	3,656
Other[9]	—	1,384	—	374	1,758
Adjusted EBITDA	$ 302,385	$ 324,996	$ 6,372	$ (160,548)	$ 473,205

[1] Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 4 of our earnings release.

[2] Includes amortization of approximately $45.5 million related to the total fair value of acquired intangible assets and incremental depreciation of approximately $15.9 million.

[3] Includes expenses of $10.7 million related to estimated legal accruals and $5.1 million in litigation and defense expenses for a regulatory lawsuit with the Consumer Financial Protection Bureau (which was previously dismissed with prejudice) and our current regulatory lawsuit with the New York Attorney General, as well as the Multi-State Attorneys' General regulatory investigation.

[4] Represents incremental depreciation expense related to the acceleration of the remaining useful life of the point-of-sale system previously used by our Rent-A-Center lease-to-own stores, due to the transition to a new internally developed point-of-sale system that was deployed in the third quarter of 2024.

[5] Includes lease impairments of approximately $5.3 million and fixed assets impairments of approximately $0.6 million.

[6] Represents accelerated stock compensation expense related to our letter agreement with the Company's former Chief Executive Officer.

[7] Represents stock compensation expense related to common stock issued to Acima Holdings employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.

[8] Represents transaction fees related to the Brigit acquisition.

[9] Primarily includes shutdown and holding expenses related to store closures.

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Supplemental Segment Performance Details – GAAP

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(in millions)	Three Months Ended December 31, 2025					
	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Revenue						
Rentals and fees	$ 500.2	$ 401.9	$ —	$ 19.8	$ —	$ 921.9
Merchandise sales	130.3	71.5	—	1.0	—	202.7
Subscriptions and fees	—	—	64.6	—	—	64.6
Other	0.5	6.6	—	0.2	—	7.2
Total revenue	$ 631.0	$ 479.9	$ 64.6	$ 20.9	$ —	$ 1,196.4

(in millions)	Three Months Ended December 31, 2024				
	Acima	Rent-A-Center	Mexico	Corporate	Consolidated
Revenue					
Rentals and fees	$ 458.2	$ 401.9	$ 17.2	$ —	$ 877.3
Merchandise sales	122.0	69.7	0.8	—	192.6
Subscriptions and fees	—	—	—	—	—
Other	0.9	8.2	0.2	—	9.3
Total revenue	$ 581.1	$ 479.8	$ 18.3	$ —	$ 1,079.2

(in millions)	Three Months Ended December 31, 2025					
	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Cost of revenues						
Cost of rentals and fees	$ 261.5	$ 100.0	$ —	$ 5.5	$ —	$ 367.0
Cost of merchandise sold	171.3	63.5	—	0.7	—	235.4
Cost of subscriptions and fees	—	—	7.4	—	—	7.4
Total cost of revenues	$ 432.8	$ 163.5	$ 7.4	$ 6.1	$ —	$ 609.8

(in millions)	Three Months Ended December 31, 2024				
	Acima	Rent-A-Center	Mexico	Corporate	Consolidated
Cost of revenues					
Cost of rentals and fees	$ 238.8	$ 104.0	$ 4.6	$ —	$ 347.4
Cost of merchandise sold	162.6	60.3	0.6	—	223.5
Cost of subscriptions and fees	—	—	—	—	—
Total cost of revenues	$ 401.4	$ 164.3	$ 5.3	$ —	$ 571.0

(in millions)	Three Months Ended December 31, 2025					
	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Operating expenses						
Operating labor expense	$ 25.1	$ 121.5	$ 1.1	$ 4.7	$ —	$ 152.3
Non-labor operating expenses	85.7	123.5	43.0	6.5	—	258.7
General and administrative expenses	0.5	2.3	2.1	2.1	47.6	54.5
Depreciation and amortization	0.4	5.4	—	0.6	7.4	13.8
Other gains and charges	10.9	0.1	4.3	—	34.8	50.1
Total operating expenses	$ 122.6	$ 252.7	$ 50.5	$ 13.8	$ 89.8	$ 529.4

(in millions)	Three Months Ended December 31, 2024				
	Acima	Rent-A-Center	Mexico	Corporate	Consolidated
Operating expenses					
Operating labor expense	$ 24.2	$ 113.7	$ 4.3	$ —	$ 142.2
Non-labor operating expenses	74.1	118.1	5.7	—	197.9
General and administrative expenses	0.5	3.7	1.9	46.1	52.2
Depreciation and amortization	0.4	5.4	0.4	5.8	12.0
Other gains and charges	10.9	0.3	—	13.4	24.7
Total operating expenses	$ 110.1	$ 241.3	$ 12.3	$ 65.4	$ 429.1

(in millions)	Three Months Ended December 31, 2025					
	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Capital expenditures	$ —	$ 3.1	$ 0.1	$ 1.0	$ 13.4	$ 17.5

(in millions)	Three Months Ended December 31, 2024				
	Acima	Rent-A-Center	Mexico	Corporate	Consolidated
Capital expenditures	$ 0.1	$ 3.7	$ 0.5	$ 7.8	$ 12.1

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Supplemental Segment Performance Details – GAAP

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(in millions)	Year Ended December 31, 2025					
	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Revenue						
Rentals and fees	$ 1,952.6	$ 1,599.5	$ —	$ 75.0	$ —	$ 3,627.0
Merchandise sales	558.4	267.4	$ —	3.5	—	829.3
Subscriptions and fees	—	—	$ 206.0	—	—	206.0
Other	1.6	30.3	—	0.9	—	32.8
Total revenue	$ 2,512.5	$ 1,897.2	$ 206.0	$ 79.4	$ —	$ 4,695.1

(in millions)	Year Ended December 31, 2024				
	Acima	Rent-A-Center	Mexico	Corporate	Consolidated
Revenue					
Rentals and fees	$ 1,760.1	$ 1,679.4	$ 74.2	$ —	$ 3,513.7
Merchandise sales	499.4	270.9	3.4	—	773.7
Subscriptions and fees	—	—	—	—	—
Other	2.0	30.1	1.1	—	33.2
Total revenue	$ 2,261.4	$ 1,980.4	$ 78.7	$ —	$ 4,320.6

(in millions)	Year Ended December 31, 2025					
	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Cost of revenues						
Cost of rentals and fees	$ 1,017.0	$ 404.5	$ —	$ 20.3	$ —	$ 1,441.8
Cost of merchandise sold	732.6	222.5	$ —	2.5	—	957.6
Cost of subscriptions and fees	—	—	$ 24.0	—	—	24.0
Total cost of revenues	$ 1,749.6	$ 626.9	$ 24.0	$ 22.9	$ —	$ 2,423.4

(in millions)	Year Ended December 31, 2024				
	Acima	Rent-A-Center	Mexico	Corporate	Consolidated
Cost of revenues					
Cost of rentals and fees	$ 900.5	$ 435.2	$ 19.8	$ —	$ 1,355.5
Cost of merchandise sold	658.3	223.9	2.5	—	884.7
Cost of subscriptions and fees	—	—	—	—	—
Total cost of revenues	$ 1,558.8	$ 659.1	$ 22.3	$ —	$ 2,240.2

(in millions)	Year Ended December 31, 2025					
	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Operating expenses						
Operating labor expense	$ 98.6	$ 481.4	$ 4.0	$ 18.2	$ —	$ 602.3
Non-labor operating expenses	322.0	479.9	$ 124.5	23.5	—	949.9
General and administrative expenses	2.1	24.6	$ 7.3	7.3	190.7	232.0
Depreciation and amortization	1.5	21.3	$ 0.1	2.1	27.1	52.0
Other gains and charges	43.7	13.6	$ 15.5	—	139.5	212.2
Total operating expenses	$ 467.9	$ 1,020.7	$ 151.4	$ 51.1	$ 357.3	$ 2,048.4

(in millions)	Year Ended December 31, 2024				
	Acima	Rent-A-Center	Mexico	Corporate	Consolidated
Operating expenses					
Operating labor expense	$ 103.0	$ 487.8	$ 18.4	$ —	$ 609.2
Non-labor operating expenses	295.6	493.1	23.0	—	811.6
General and administrative expenses	1.7	15.4	8.7	186.7	212.5
Depreciation and amortization	1.4	20.5	1.6	27.4	50.9
Other gains and charges	45.5	7.3	—	51.8	104.6
Total operating expenses	$ 447.1	$ 1,024.1	$ 51.6	$ 265.9	$ 1,788.7

(in millions)	Year Ended December 31, 2025					
	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Capital expenditures	$ 0.4	$ 18.0	0.5	$ 3.7	$ 44.3	$ 66.9

(in millions)	Year Ended December 31, 2024				
	Acima	Rent-A-Center	Mexico	Corporate	Consolidated
Capital expenditures	$ 1.6	$ 24.2	$ 2.2	$ 28.3	$ 56.3

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Supplemental Segment Performance Details – Including Non-GAAP Adjustments

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(in millions)	Three Months Ended December 31, 2025 Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Revenue						
Rentals and fees	$ 500.2	$ 401.9	$ —	$ 19.8	$ —	$ 921.9
Merchandise sales	130.3	71.5	—	1.0	—	202.7
Subscriptions and fees	—	—	64.6	—	—	64.6
Other	0.5	6.6	—	0.2	—	7.2
Total revenue	$ 631.0	$ 479.9	$ 64.6	$ 20.9	$ —	$ 1,196.4

(in millions)	Three Months Ended December 31, 2024 Acima	Rent-A-Center	Mexico	Corporate	Consolidated
Revenue					
Rentals and fees	$ 458.2	$ 401.9	$ 17.2	$ —	$ 877.3
Merchandise sales	122.0	69.7	0.8	—	192.6
Subscriptions and fees	—	—	—	—	—
Other	0.9	8.2	0.2	—	9.3
Total revenue	$ 581.1	$ 479.8	$ 18.3	$ —	$ 1,079.2

(in millions)	Three Months Ended December 31, 2025 Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Cost of revenues						
Cost of rentals and fees	$ 261.5	$ 100.0	$ —	$ 5.5	$ —	$ 367.0
Cost of merchandise sold	171.3	63.5	—	0.7	—	235.4
Cost of subscriptions and fees	—	—	7.4	—	—	7.4
Total cost of revenues	$ 432.8	$ 163.5	$ 7.4	$ 6.1	$ —	$ 609.8

(in millions)	Three Months Ended December 31, 2024 Acima	Rent-A-Center	Mexico	Corporate	Consolidated
Cost of revenues					
Cost of rentals and fees	$ 238.8	$ 104.0	$ 4.6	$ —	$ 347.4
Cost of merchandise sold	162.6	60.3	0.6	—	223.5
Cost of subscriptions and fees	—	—	—	—	—
Total cost of revenues	$ 401.4	$ 164.3	$ 5.3	$ —	$ 571.0

(in millions)	Three Months Ended December 31, 2025 Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Operating expenses						
Operating labor expense	$ 25.1	$ 121.5	$ 1.1	$ 4.7	$ —	$ 152.3
Non-labor operating expenses	85.7	123.5	43.0	6.5	—	258.7
General and administrative expenses	0.5	2.3	2.1	2.1	47.6	54.5
Depreciation and amortization	0.4	5.4	—	0.6	7.4	13.8
Other gains and charges(1)	—	—	—	—	—	—
Total operating expenses	$ 111.7	$ 252.6	$ 46.2	$ 13.8	$ 55.0	$ 479.3

(1)For purposes of disclosing non-GAAP operating expenses we exclude Other gains and charges. Additional details of Other gains and charges are included as special item adjustments in the reconciliation tables on pages 15 and 19 of this presentation.

(in millions)	Three Months Ended December 31, 2024 Acima	Rent-A-Center	Mexico	Corporate	Consolidated
Operating expenses					
Operating labor expense	$ 24.2	$ 113.7	$ 4.3	$ —	$ 142.2
Non-labor operating expenses	74.1	118.1	5.7	—	197.9
General and administrative expenses	0.5	3.7	1.9	46.1	52.2
Depreciation and amortization	0.4	5.4	0.4	5.8	12.0
Other gains and charges(1)	—	—	—	—	—
Total operating expenses	$ 99.2	$ 241.0	$ 12.3	$ 51.9	$ 404.4

(1)For purposes of disclosing non-GAAP operating expenses we exclude Other gains and charges. Additional details of Other gains and charges are included as special item adjustments in the reconciliation tables on pages 16 and 23 of this presentation.

(in millions)	Three Months Ended December 31, 2025 Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Capital expenditures	$ —	$ 3.1	$ 0.1	$ 1.0	$ 13.4	$ 17.5

(in millions)	Three Months Ended December 31, 2024 Acima	Rent-A-Center	Mexico	Corporate	Consolidated
Capital expenditures	$ 0.1	$ 3.7	$ 0.5	$ 7.8	$ 12.1

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Supplemental Segment Performance Details – Including Non-GAAP Adjustments

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(in millions)	Year Ended December 31, 2025 Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Revenue						
Rentals and fees	$ 1,952.6	$ 1,599.5	$ —	$ 75.0	$ —	$ 3,627.0
Merchandise sales	558.4	267.4	—	3.5	—	829.3
Subscriptions and fees	—	—	206.0	—	—	206.0
Other	$ 1.6	$ 30.3	$ —	$ 0.9	$ —	$ 32.8
Total revenue	$ 2,512.5	$ 1,897.2	$ 206.0	$ 79.4	$ —	$ 4,695.1

(in millions)	Year Ended December 31, 2024 Acima	Rent-A-Center	Mexico	Corporate	Consolidated
Revenue					
Rentals and fees	$ 1,760.1	$ 1,679.4	$ 74.2	$ —	$ 3,513.7
Merchandise sales	499.4	270.9	3.4	—	773.7
Subscriptions and fees	—	—	—	—	—
Other	2.0	30.1	1.1	—	33.2
Total revenue	$ 2,261.4	$ 1,980.4	$ 78.7	$ —	$ 4,320.6

(in millions)	Year Ended December 31, 2025 Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Cost of revenues						
Cost of rentals and fees	$ 1,017.0	$ 404.5	$ —	$ 20.3	$ —	$ 1,441.8
Cost of merchandise sold	732.6	222.5	—	2.5	—	957.6
Cost of subscriptions and fees	—	—	24.0	—	—	24.0
Total cost of revenues	$ 1,749.6	$ 626.9	$ 24.0	$ 22.9	$ —	$ 2,423.4

(in millions)	Year Ended December 31, 2024 Acima	Rent-A-Center	Mexico	Corporate	Consolidated
Cost of revenues					
Cost of rentals and fees	$ 900.5	$ 435.2	$ 19.8	$ —	$ 1,355.5
Cost of merchandise sold	658.3	223.9	2.5	—	884.7
Cost of subscriptions and fees	—	—	—	—	—
Total cost of revenues	$ 1,558.8	$ 659.1	$ 22.3	$ —	$ 2,240.2

(in millions)	Year Ended December 31, 2025 Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Operating expenses						
Operating labor expense	$ 98.6	$ 481.4	$ 4.0	$ 18.2	$ —	$ 602.3
Non-labor operating expenses	322.0	479.9	124.5	23.5	—	949.9
General and administrative expenses	2.1	24.6	7.3	7.3	190.7	232.0
Depreciation and amortization	1.5	21.3	0.1	2.1	27.1	52.0
Other gains and charges[1]	—	—	—	—	—	—
Total operating expenses	$ 424.2	$ 1,007.2	$ 135.9	$ 51.1	$ 217.7	$ 1,836.1

[1]For purposes of disclosing non-GAAP operating expenses we exclude Other gains and charges. Additional details of Other gains and charges are included as special item adjustments in the reconciliation tables on pages 17 and 24 of this presentation.

(in millions)	Year Ended December 31, 2024 Acima	Rent-A-Center	Mexico	Corporate	Consolidated
Operating expenses					
Operating labor expense	$ 103.0	$ 487.8	$ 18.4	$ —	$ 609.2
Non-labor operating expenses	295.6	493.1	23.0	—	811.6
General and administrative expenses	1.7	15.4	8.7	186.7	212.5
Depreciation and amortization	1.4	20.5	1.6	27.4	50.9
Other gains and charges[1]	—	—	—	—	—
Total operating expenses	$ 401.6	$ 1,016.8	$ 51.6	$ 214.1	$ 1,684.1

[1]For purposes of disclosing non-GAAP operating expenses we exclude Other gains and charges. Additional details of Other gains and charges are included as special item adjustments in the reconciliation tables on pages 18 and 25 of this presentation.

(in millions)	Year Ended December 31, 2025 Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Capital expenditures	$ 0.4	$ 18.0	$ 0.5	$ 3.7	$ 44.3	$ 66.9

(in millions)	Year Ended December 31, 2024 Acima	Rent-A-Center	Mexico	Corporate	Consolidated
Capital expenditures	$ 1.6	$ 24.2	$ 2.2	$ 28.3	$ 56.3

29

Year Ended December 31, (in millions, except net leverage ratio) 2025 2024 2023 2022 2021 Outstanding Debt $ 1,586.8 $ 1,327.3 $ 1,331.1 $ 1,399.7 $ 1,615.0 Less: Cash and cash equivalents 120.5 60.9 83.8 134.2 108.3 Net debt 1,466.3 1,266.4 1,247.3 1,265.5 1,506.7 Adjusted EBITDA(1) Last twelve months Adjusted EBITDA $ 508.8 $ 473.2 $ 455.7 $ 453.4 $ 631.5 Net leverage ratio 2.9 x 2.7 x 2.7 x 2.8 x 2.3 x (1) Refer to Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment) pages 24, 25 and 31 of this communication for additional details of Adjusted EBITDA. Consolidated Net Leverage Ratio 30

Reconciliation of Net (Loss) Earnings to Net Earnings Excluding Special Items, Non-GAAP Diluted Earnings Per Share and Adjusted EBITDA 31 (in thousands) Year Ended December 31, 2023 Year Ended December 31, 2022 Year Ended December 31, 2021 Net (loss) earnings $ (5,179) $ 12,357 $ 134,940 Plus: Debt refinancing charges — — 15,582 Plus: Special Items(1) 216,909 232,430 275,648 Less: Adjusted tax expense 11,468 26,575 53,839 Net Earnings excluding Special Items $ 200,262 $ 218,212 $ 372,331 Diluted weighted average shares 56,369 58,966 66,839 Non-GAAP diluted earnings per share $ 3.55 $ 3.70 $ 5.57 Net (loss) earnings $ (5,179) $ 12,357 $ 134,940 Plus: Interest expense, net 109,998 87,067 70,653 Plus: Income tax expense 58,046 49,114 59,364 Plus: Debt refinancing charges — — 15,582 Operating profit 162,865 148,538 280,539 Plus: Depreciation and amortization 51,321 53,079 54,830 Plus: Stock-based compensation 24,609 19,399 20,494 Plus: Special Items(1) 216,909 232,430 275,648 Adjusted EBITDA $ 455,704 $ 453,446 $ 631,511 (1) Additional details of Special Items are included in the Reconciliation of Net Earnings to Adjusted EBITDA (Consolidated and by Segment) tables of our quarterly investor presentations, for their respective periods, which can be found on the Company's investor relations website.